Exhibit 32-A

Certification of Chief Executive Officer

Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

I, Robert M. Dutkowsky, Chief Executive Officer of Tech Data Corporation (“the Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(i)	The Annual Report on Form 10-K of Tech Data Corporation for the annual period ended January 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m), and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 23, 2011

/s/ ROBERT M. DUTKOWSKY
Robert M. Dutkowsky
Chief Executive Officer